AMENDMENT NO. 4 TO THE MANAGEMENT AGREEMENT

WHEREAS, MORGAN STANLEY SMITH BARNEY CHARTER CAMPBELL L.P., a Delaware limited partnership (the “Partnership”), CERES MANAGED FUTURES LLC, a Delaware limited liability company (the “General Partner”), and CAMPBELL & COMPANY, INC., a Maryland corporation (the “Trading Advisor”), have agreed to amend the Management Agreement, by and among the Partnership, the General Partner, and the Trading Advisor, dated as of August 31, 2002, as amended by an Amendment No. 1 to the Management Agreement dated as of July 31, 2003, Amendment No. 2 to the Management Agreement dated as of June 13, 2006, and Amendment No. 3 to the Management Agreement dated as of January 1, 2011 (together, the “Management Agreement”) to reduce the monthly management fee rate payable to the Trading Advisor.  Terms used and not otherwise defined herein have the meanings ascribed to such terms in the Management Agreement.

WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendments set forth below;

NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

1.
The monthly management fee rate equal to 1/12 of 2.00% (a 2.00% annual rate) referred to in Section 6(a)(i) of the Management Agreement is hereby reduced to a monthly management fee rate equal to 1/12 of 1.50% (a 1.50% annual rate).

2.	The foregoing amendment shall take effect as of the first day of June, 2014.

3.	This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same agreement.

4.	This Amendment No. 4 shall be governed and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, this Amendment No. 4 to the Management Agreement has been executed for and on behalf of the undersigned as of the 27th day of May, 2014.

MORGAN STANLEY SMITH BARNEY
CHARTER CAMPBELL L.P.

By      /s/ Alper Daglioglu
                    Ceres Managed Futures LLC
                    as General Partner

By      /s/ Alper Daglioglu
               Name:   Alper Daglioglu
   Title:     President and Director

CERES MANAGED FUTURES LLC

By      /s/ Alper Daglioglu
               Name:   Alper Daglioglu
   Title:   President and Director

CAMPBELL & COMPANY, INC.

By      /s/ Thomas P. Lloyd
               Name: Thomas P. Lloyd
   Title:   General Counsel

By      /s/ Gregory T. Donovan
               Name:   Gregory T. Donovan
  Title: Chief Financial Officer